SUPPLEMENT TO THE FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT FUND'S JANUARY 20, 1998
PROSPECTUS
   The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page
P-7    .
   Andrew Dudley is Vice President and manager of Institutional Short-Intermediate Government, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.
The following replaces similar information in the "Transaction Details" section on page P-20.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
(small solid bullet) Automated Purchase Orders: You begin to earn dividends as of the day your funds are received.
(small solid bullet) Confirmed Purchases: You begin to earn dividends as of the first business day following the day your funds are received.
(small solid bullet) Other Purchases: You begin to earn dividends on your shares as of the first business day following the day of your purchase.
CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.
The following information replaces the similar table in the "How to Buy Shares" section on page P-13.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $100,000
For certain Fidelity retirement accounts(double dagger) $500
TO ADD TO AN ACCOUNT $2,500
For certain Fidelity retirement accounts(double dagger) $250
MINIMUM BALANCE $40,000
For certain Fidelity retirement accounts(double dagger) $500
(double dagger) THESE LOWER MINIMUMS APPLY TO FIDELITY ROLLOVER IRA AND KEOGH ACCOUNTS.
The following information has been eliminated from the "Investors Services" section on page P-17:
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers a convenient service that lets you transfer money between fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call Fidelity Client Services for more information.
The "Regular Investment Plans" chart has been eliminated from the "Investor Services" section on page P-18.